Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

JBG SMITH PROPERTIES

as of December 31, 2025

	Entity	State of Organization
1	1101 Fern Street, L.L.C.	Delaware
2	1200 Eads Street LLC	Delaware
3	1200 Eads Street Sub LLC	Delaware
4	12100 Sunset Hills, L.L.C.	Delaware
5	1229-1231 25th Street LLC	Delaware
6	1241-1251 6th Street NE, L.L.C.	Delaware
7	1244 South Capitol Residential, L.L.C.	Delaware
8	1250 First Street Office, L.L.C.	Delaware
9	1263 First Street, L.L.C.	Delaware
10	1270 4th Street NE, L.L.C.	Delaware
11	1275 5th Street NE, L.L.C.	Delaware
12	1331 5th Street NE, L.L.C.	Delaware
13	1400 Eads Street LLC	Delaware
14	1460 Richmond Highway, L.L.C.	Delaware
15	1601 Fairfax Drive, L.L.C.	Delaware
16	1730 M, L.L.C.	Delaware
17	1900 CML, L.L.C.	Delaware
18	1900 Crystal Drive MT, L.L.C.	Delaware
19	1900 Crystal Drive, L.L.C.	Delaware
20	2000-01 SB, L.L.C.	Delaware
21	2000-2001 S. Bell ML, L.L.C.	Delaware
22	2011 Crystal Lessee, L.L.C.	Delaware
23	2100 Promote Plan, L.L.C.	Delaware
24	2100-2200 Crystal Drive Commercial Condominium Unit Owners Association, Inc.	Virginia
25	2101 L Employee Plan, L.L.C.	Delaware
26	220 S. 20th Street LLC	Delaware
27	220 S. 20th Street Member, L.L.C.	Delaware
28	2200 Clarendon, L.L.C.	Delaware
29	2300 Clarendon, L.L.C.	Delaware
30	2900 Potomac Avenue, L.L.C.	Delaware
31	2901 Main Line Boulevard, L.L.C.	Delaware
32	3150 Exchange Avenue, L.L.C.	Delaware
33	3151 Exchange Avenue, L.L.C.	Delaware
34	3330 Exchange Avenue, L.L.C.	Delaware
35	3331 Exchange Avenue, L.L.C.	Delaware
36	3450 Exchange Avenue, L.L.C.	Delaware
37	3451 Exchange Avenue, L.L.C.	Delaware
38	4747 Bethesda Venture, LLC	Delaware

39	50 Patterson Office, L.L.C.	Delaware
40	51 N 50 Patterson Holdings, L.L.C.	Delaware
41	51 N Residential, L.L.C.	Delaware
42	601 E. Glebe Road, L.L.C.	Delaware
43	7200 Wisconsin, L.L.C.	Delaware
44	7900 Wisconsin Residential, L.L.C.	Delaware
45	Arna-Eads, L.L.C.	Delaware
46	Ashley House Member, L.L.C.	Delaware
47	Ashley House Residential, L.L.C.	Delaware
48	Atlantic Residential A, L.L.C.	Delaware
49	Atlantic Residential C, L.L.C.	Delaware
50	Atlantic Retail B, L.L.C.	Delaware
51	Ballpark Square REA Manager, Inc.	Delaware
52	Blue Lion Cell 2, PC	District of Columbia
53	Blue Lion Cell 3 IC, L.L.C.	District of Columbia
54	Blue Lion PCC, LLC	District of Columbia
55	CESC 1101 17th Street Limited Partnership	Maryland
56	CESC 1101 17th Street Manager, L.L.C.	Delaware
57	CESC 1101 17th Street, L.L.C.	Delaware
58	CESC 1150 17th Street LLC	Delaware
59	CESC 1150 17th Street Manager, L.L.C.	Delaware
60	CESC 2101 L Street LLC	Delaware
61	CESC Crystal Square Four L.L.C.	Delaware
62	CESC Crystal/Rosslyn II, L.L.C.	Delaware
63	CESC Crystal/Rosslyn L.L.C.	Delaware
64	CESC District Holdings L.L.C.	Delaware
65	CESC Downtown Member L.L.C.	Delaware
66	CESC Engineering TRS, LLC	Delaware
67	CESC Gateway One L.L.C.	Delaware
68	CESC Gateway Square L.L.C.	Delaware
69	CESC Gateway Two Limited Partnership	Virginia
70	CESC Gateway Two Manager L.L.C.	Virginia
71	CESC Gateway Two Member L.L.C.	Delaware
72	CESC Gateway Two Venture L.L.C.	Delaware
73	CESC Gateway/Square Member L.L.C.	Delaware
74	CESC H Street L.L.C.	Delaware
75	CESC Mall L.L.C.	Virginia
76	CESC Mall Land L.L.C.	Delaware
77	CESC One Democracy Plaza L.P.	Maryland
78	CESC One Democracy Plaza Manager L.L.C.	Delaware
79	CESC Park Five Land L.L.C.	Delaware
80	CESC Park Five Manager L.L.C.	Virginia
81	CESC Park Four Land L.L.C.	Delaware
82	CESC Park Four Manager L.L.C.	Virginia

83	CESC Park One Land L.L.C.	Delaware
84	CESC Park One Manager L.L.C.	Delaware
85	CESC Park Three Land L.L.C.	Delaware
86	CESC Park Three Manager L.L.C.	Virginia
87	CESC Park Two L.L.C.	Delaware
88	CESC Park Two Land L.L.C.	Delaware
89	CESC Plaza Five Limited Partnership	Virginia
90	CESC Plaza Limited Partnership	Virginia
91	CESC Plaza Manager L.L.C.	Virginia
92	CESC Potomac Yard LLC	Delaware
93	CESC Square L.L.C.	Virginia
94	CESC TRS, L.L.C.	Delaware
95	CESC Water Park L.L.C.	Virginia
96	Charles E. Smith Commercial Realty L.P.	Virginia
97	Clarendon Plaza L.L.C.	Delaware
98	Crystal Drive Condominium Declarant, L.L.C.	Virginia
99	Crystal Gateway 3 Owner Member, L.L.C.	Delaware
100	Crystal Gateway 3 Owner, L.L.C.	Delaware
101	Crystal Gateway 3 Venture, L.L.C.	Delaware
102	Crystal Tech Fund LP	Delaware
103	DC Portfolio Holdings, L.L.C.	Delaware
104	Dulles View Drive, L.L.C.	Delaware
105	Dulles View Venture, L.L.C.	Delaware
106	DV Member, L.L.C.	Delaware
107	East Entrance, L.L.C.	Virginia
108	Falkland Preservation Member, L.L.C.	Delaware
109	Falkland Preservation, L.L.C.	Delaware
110	Falkland/REC Holdco Member, L.L.C.	Delaware
111	Falkland/REC Holdco, L.L.C.	Delaware
112	Fifth Crystal Park Associates Limited Partnership	Virginia
113	First Crystal Park Associates Limited Partnership	Virginia
114	Florida Avenue Residential, L.L.C.	Delaware
115	Fort Totten North, L.L.C.	Delaware
116	Fourth Crystal Park Associates Limited Partnership	Virginia
117	H Street Building Corporation	Delaware
118	H Street Management LLC	Delaware
119	James House Member LLC	Delaware
120	James House Residential, L.L.C.	Delaware
121	JBG Associates, L.L.C.	Delaware
122	JBG Core Venture I, L.P.	Delaware
123	JBG SMITH Management Services, L.L.C.	Delaware
124	JBG SMITH Properties	Maryland
125	JBG SMITH Properties LP	Delaware
126	JBG Urban, L.L.C.	Delaware

127	JBG/1250 First Member, L.L.C.	Delaware
128	JBG/1300 First Street, L.L.C.	Delaware
129	JBG/1831 Wiehle, L.L.C.	Delaware
130	JBG/1861 Wiehle Lessee, L.L.C.	Delaware
131	JBG/55 New York Avenue, L.L.C.	Delaware
132	JBG/6th Street Associates, L.L.C.	Delaware
133	JBG/Asset Management, L.L.C.	Delaware
134	JBG/BC Chase Tower, L.P.	Delaware
135	JBG/BC GP, L.L.C.	Delaware
136	JBG/BC Investor, L.P.	Delaware
137	JBG/Bethesda Avenue, L.L.C.	Delaware
138	JBG/Commercial Management, L.L.C.	Delaware
139	JBG/Core I GP, L.L.C.	Delaware
140	JBG/Core I LP, L.L.C.	Delaware
141	JBG/Development Group, L.L.C.	Delaware
142	JBG/Development Services, L.L.C.	Delaware
143	JBG/Fund IX Transferred, L.L.C.	Delaware
144	JBG/Fund VI Transferred, L.L.C.	Delaware
145	JBG/Fund VII Transferred, L.L.C.	Delaware
146	JBG/Fund VIII Transferred, L.L.C.	Delaware
147	JBG/Fund VIII Trust	Maryland
148	JBG/Landbay G Member, L.L.C.	Delaware
149	JBG/Landbay G, L.LC.	Delaware
150	JBG/L'Enfant Plaza Member, L.L.C.	Delaware
151	JBG/L'Enfant Plaza Mezzanine, L.L.C.	Delaware
152	JBG/Lionhead, L.L.C.	Delaware
153	JBG/N & Patterson Member, L.L.C.	Delaware
154	JBG/Residential Management, L.L.C.	Delaware
155	JBG/Retail Management, L.L.C.	Maryland
156	JBG/Tenant Services, L.L.C.	Delaware
157	JBG/UDM Transferred, L.L.C.	Delaware
158	JBG/West Half Residential Member, L.L.C.	Delaware
159	JBG/Woodmont II, L.L.C.	Delaware
160	JBGS Employee Company, L.LC.	Delaware
161	JBGS/1235 South Clark, L.L.C.	Delaware
162	JBGS/17th Street Holdings, L.P.	Delaware
163	JBGS/17th Street, L.L.C.	Delaware
164	JBGS/CES Management, L.L.C.	Delaware
165	JBGS/CIM Wardman Owner Member, L.L.C.	Delaware
166	JBGS/Commercial Realty GEN-PAR, L.L.C.	Delaware
167	JBGS/Company Manager, L.L.C.	Delaware
168	JBGS/Courthouse I, L.L.C.	Delaware
169	JBGS/Courthouse II, L.L.C.	Delaware
170	JBGS/Fund VIII REIT Management Services, L.L.C.	Delaware

171	JBGS/LEO Employee Plan, L.L.C.	Delaware
172	JBGS/Management OP, L.P.	Delaware
173	JBGS/OP Management Services, L.L.C.	Delaware
174	JBGS/Pentagon Plaza, L.L.C.	Virginia
175	JBGS/Recap GP L.L.C.	Delaware
176	JBGS/Recap, L.L.C.	Delaware
177	JBGS/TRS, L.L.C.	Delaware
178	JBGS/Waterfront Holdings, L.L.C.	Delaware
179	Landbay G Potomac Yards Owners Association	Virginia
180	LBF CE Owner, L.L.C.	Delaware
181	LBF Declarant, L.L.C.	Delaware
182	LBF NTV Investor Member, L.L.C.	Delaware
183	LBG Declarant, L.L.C.	Delaware
184	LEO Impact Capital, L.L.C.	Delaware
185	LEO Impact Housing Fund Manager, L.L.C.	Delaware
186	LEO Impact Housing Fund, L.L.C.	Delaware
187	LEO Impact REIT, L.L.C.	Delaware
188	LEO Investor Member, L.L.C.	Delaware
189	Market Square Fairfax MM LLC	Delaware
190	MTV Holdco, L.L.C.	Delaware
191	National Landing Business Owners' Association, Inc.	Virginia
192	National Landing Development, L.L.C.	Delaware
193	New Kaempfer Waterfront LLC	Delaware
194	North Glebe Office, L.L.C.	Delaware
195	NTV Holdco, L.L.C.	Delaware
196	Park One Member L.L.C.	Delaware
197	PM Investor Member, L.L.C.	Delaware
198	PM Mezz, L.L.C.	Delaware
199	PM Venture I, L.L.C.	Delaware
200	Potomac Creek Associates, L.L.C.	Delaware
201	Potomac East Master Association, Inc.	Virginia
202	Potomac East Mixed-Use Association, Inc.	Virginia
203	Potomac House Member, L.L.C.	Delaware
204	Potomac House Residential, L.L.C.	Delaware
205	PY Landbay H, L.L.C. (fka JBG/Atlantic LP, L.L.C.)	Delaware
206	PY RR Land, L.L.C.	Delaware
207	RH Landbay S, L.L.C.	Delaware
208	RH Parcel C1, L.L.C.	Delaware
209	RH Parcel N1, L.L.C.	Delaware
210	SEAD OP, L.L.C.	Delaware
211	SEAD, L.L.C.	Delaware
212	Sharon Crossing Preservation, L.L.C.	Delaware
213	Sherman Avenue LLC	District of Columbia
214	Third Crystal Park Associates Limited Partnership	Virginia

215	Tysons Dulles Holdings, L.L.C.	Delaware
216	Tysons Dulles Member, L.L.C.	Delaware
217	Tysons Dulles Promote Plan, L.L.C.	Delaware
218	Tysons Dulles Venture, L.L.C.	Delaware
219	Washington CT Fund GP LLC	Delaware
220	Washington Housing Initiative Impact Pool Workforce, L.L.C.	Delaware
221	Washington Housing Initiative Impact Pool, L.L.C.	Delaware
222	Washington Mart TRS, L.L.C.	Delaware
223	Water Park Lessee, L.L.C.	Delaware
224	Waterfront 375 M Street, LLC	Delaware
225	Waterfront 425 M Street, LLC	Delaware
226	West Half Residential II, L.L.C.	Delaware
227	West Half Residential III, L.L.C.	Delaware